Exhibit 99.1 The most efficient and most effective way to allocate capital to multi-family real estate One Canal Investor Presentation June 2022 Boston, MA 0

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways

1

Multi-family fundamentals remain strong, and AIR's business continues to perform

2

AIR has a high-quality portfolio:

- Diversified across eight core markets with attractive economic growth and limited regulatory risk
- Third highest average rents within the sector at $2,482, up $275, or 12.5%, since Separation

3

AIR's simple, transparent business model of narrow focus and low leverage warrants a low risk premium

4

The AIR Edge is a differentiator:

- Source of Same Store organic growth with the highest conversion of rent to FCF among peers, ~9-10% greater than the average[(1)]
- Driver of attractive risk-adjusted external growth through disciplined, accretive paired trades

5

Experienced, deep team fully aligned with shareholders

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

1

AIR COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Simple, transparent business with a high-quality portfolio driving attractive organic growth

April / May Operating Update



17.6%
10.3%
14.4%
18.2%
10.7%
13.5%
Apr 2022
May 2022
New Leases
Renewals
Wtd. Avg.

Compounded SS Revenue Growth[1]



Indexed to 2019
118.1
109.0
104.1
2019
2020
2021
2022 Midpoint Guidance
AIR
Coastal Avg.
Sunbelt Avg.

SS Revenue to FCF Conversion (%)[2]



64.7%
65.3%
59.0%
59.7%
2021
Q1 2022
2021
Q1 2022
AIR
Peer Average(1)

(+) Revenue

- Emphasis on "good neighbor" policies and stable communities continues to attract strong demand, and retain high-quality, affluent residents
- Diversification supports stable growth over cycles
- AIR's business continues to perform; external growth demonstrates the value of the AIR Edge
  - Class of 2021 acquisitions outperforming with blended signed leases up 26.6% at City Center and 27.3% in the DC Portfolio
- Expect to sustain momentum in 2022 and 2023 given (i) earn in, (ii) low teens loss-to-lease, and (iii) current indications of sustained leasing through peak season

(-) Operating Expense

- Peer-leading[1] COE track record
- Additional efficiency through G&A cap in place
- As a result, ~9-10% more Same Store Revenue converted to FCF
  - Durable advantage in growth created by the AIR Edge compounds over time

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects Q1 2022 and 2021 financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. Please see appendix for additional detail.

2

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Significant upside potential through disciplined paired trades and deployment of the AIR Edge

(+) Disciplined External Growth Opportunity

- Class of 2021[1] acquisitions represent ~7% of AIR's total portfolio and is growing at ~2x the rate of the Same Store
- Class of 2022[1] completed acquisitions (see Page 4) increases the allocation to ~9%
- Target is ~15% of total portfolio in properties new to the AIR platform with NOI growth at ~2-3x market levels in Years 2-4 under AIR's ownership
- Key assumption: ability to source new opportunities as Classes revert to market after Year 4

2022 Change In Blended Signed Lease Rates (%)

Class of 2021 outperforming underwriting

- *NOI yields expected to materialize as leasing performance earns in*
- *On track for ~50%+ higher growth in Q4 2022 relative to AIR's SSNOI growth*


22.1%
13.8%
23.4%
13.9%
26.6%
15.3%
27.9%
14.4%
27.0%
13.5%
Jan
Feb
Mar
Apr
May
Class of 2021(1)
AIR Same Store

Illustrative Impact at Full Deployment

- **~35% expected increase in rate of portfolio NOI growth at targeted ~$2B total allocation**

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughn Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point and Watermarc at Biscayne Bay.

3

The most efficient and most effective way to allocate capital to multi-family real estate Strategy expected to drive significant NOI growth in AIR’s initial Class of 2022 acquisitions The Reserve at Coconut Point • Purchase price: $72M • Newly developed 180 apartment community – Located in Estero, FL – Submarket between Naples and Fort Myers that is part of a 500-acre master planned community – Short walk to Hertz’ corporate HQ • Projected 3.8% NOI yield in Year 1 with an underwritten long-term IRR of ~8% – Expected Year 1-3 NOI growth of 44% following platform onboarding Watermarc at Biscayne Bay • Purchase price: $211M • Newly developed 296 apartment community – Located in Miami, FL – Located in the Edgewater neighborhood of Miami with proximity to premier entertainment, cultural, and employment attractions of Miami-Dade County – Proximity to Bay Parc additionally benefits AIR • Projected 4.1% NOI yield in Year 1 with an underwritten long-term IRR of ~8% – Expected Year 1-3 NOI growth of 34% from following platform onboarding 4

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Low, fixed cost leverage achieved in 15-months following Separation

Balance Sheet Progress Since Separation[1]

- ✓ **Gross leverage reduced by $1.5B**
- ✓ **Increased pool of unencumbered properties by $5.1B to $7.9B**
- ✓ **Net Leverage reduced ~2.1x to 5.4x**
- ✓ **Accessed the bond market**
  - $100M of 5-year notes
  - $100M of 7-year notes
  - $200M of 10-year notes
  - Debentures priced at wtd. avg. YTM of 4.3% inclusive of treasury lock purchased in anticipation of the offering
  - Transaction anticipated to close in late June

Key Balance Sheet Metrics (Pro Forma as of 3/31/2022)

Floating Rate %	*No floating rate exposure*	-%
Wtd. Avg. Maturity (Yrs)		8.0
Debt Repricing in Next 33 Months	*Only 6% debt repricing through 2024*	$146M
Wtd. Avg. Interest (%)	*Attractive rate for 2022+*	3.6%
Net & Gross Leverage to EBITDA (x)	*Gross and Net now equal*	5.4x

Share Repurchase Activity

- **~$72M of opportunistic share repurchases during Q2 2022 at an average $44.20 per share, or ~5% implied cap rate[2]**
- **Board authorization to repurchase up to $500M of common shares**

(1) 5.4x metric pro forma for (i) $159M of April property sales and (ii) $557.5M from AIV: $534M in payment of the note and $23.5M as a prepayment penalty.
(2) Per GSA and S&P Cap IQ as of 6/3/2022.

5

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Full Year 2022 Guidance: Q1 2022 Update

2022 Pro Forma Run Rate & 2023 FFO In Context

- **Pro Forma Run Rate guidance of $2.19 FFO per share in 2022 as if Q1 2022 announced transactions were executed on 12/31/2021**
- **2H 2022 FFO guidance of $1.16 at the midpoint includes full impact of announced transaction activity (including $500M of acquisition guidance, which includes $283M announced herein)**
- **2H 2022 annualized of $2.32 provides framework by which 2023 may be underwritten**
  - 2H 2022 SSNOI estimated to be ~$20-25M greater than 1H 2022
    - Incremental SSNOI, at the midpoint, bridges between AIR's guidance on 2022 Pro Forma Run Rate FFO of $2.19 and 2H 2022 FFO annualized of $2.32
  - Incremental 2023 SSNOI growth may be derived from:
    - Earn in of market rental rates
      - Embedded within 2022 guidance is an anticipated year-end loss-to-lease of ~7-9%
      - AIR would expect ~40% of loss-to-lease to earn in to 2023 revenue growth if market rents are unchanged with the remainder in 2024
    - Further revenue growth may be achieved through higher occupancy or lower bad debt
      - Expense growth may somewhat offset the above
  - Every 100 bps of SSNOI growth increases FFO per share by ~$0.025


Includes ~$0.14 per share from expected prepayment penalty
$0.57
$0.68
$1.16
$2.41
Q1 2022 FFO per Share (Actual)
Q2 2022 FFO per Share (Midpoint)
2H 2022 FFO per Share (Midpoint)
2022 FFO per Share (Midpoint)

Underwriting Future FFO Growth

Same Store Revenue	• Driven by ability to capture submarket demand and loss-to-lease, while mitigating other factors (such as bad debt) • Capital enhancements drive additional growth (subject to IRR hurdles)
Same Store Operating Expense	• Track record of productivity in maintaining flat to declining controllable operating expense historically
External Growth	• External growth subject to disciplined capital allocation approach • Expected to benefit from the AIR Edge with NOI growth at ~2-3x market levels during the first ~2-4 years of ownership
Property Management	• Net expense expected to decline with growth
Lease Income	• Expected to convert into Same Store NOI upon leasehold repurchase • Future projects expected to include similar lease support through redevelopment period
G&A Expense	• Growth limited with 15 bps of GAV cap backstopped by CEO
Interest Expense	• Expected ~3.6% weighted average fixed cost from 2H 2022 forward

6

The most efficient and most effective way to allocate capital to multi-family real estate th City Center on 7 Appendix Pembroke Pines, FL 7

The Sterling A Investment Case for AIR Philadelphia, PA

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

What makes AIR a compelling investment?

1	**Simple, predictable business model**	• High-quality, stabilized multi-family portfolio with focus on the same for external growth; no development • Emphasis on productivity: (i) the AIR Edge and (ii) G&A at less than 15 bps of GAV drive higher FCF conversion • Low debt
2	**Diversification, focus, and strategy merit a low risk premium**	• Diversified by geography, location (urban vs. suburban), and price point, in high-quality markets where demand generates continued organic growth • Focus on stable communities with great residents produces high retention, and revenue stability • Attractive growth profile with limited operating and financial risk
3	**Market leading AIR Edge operating platform drives earnings growth**	• Peer-leading[(1)] track record of cost control with (i) flat onsite controllable operating expenses and (ii) G&A at less than 15 bps of GAV • Durable advantage through (i) NOI margin performance and (ii) conversion of Same Store Revenue to FCF at ~9-10% higher than the peer average[(1)] compounds over time
4	**Disciplined capital allocation enhances FFO growth**	• Substantial spread (~200 bps+) over our weighted average cost of capital required for all investments – Recent investments underwritten at ~8-10% unlevered IRRs compare to 2021 and 2022 property sales at a long-term expected IRRs of ~6% • Developing access to the full spectrum of debt and equity capital, both public and private, for broadest choice with respect to the lowest WACC – Anticipate funding near-term growth through property sales and/or JVs given current trading levels
5	**Exceptional governance and fully aligned Management**	• Refreshed Board with diverse and relevant expertise; elected annually; average tenure of ~4 years • "At risk" compensation, primarily tied to TSR, aligns CEO and Management in driving value for shareholders
6	**Attractive valuation**	• Attractive absolute and relative valuation • A $100 investment in AIR by a retail investor today would yield $3.67 on a post-tax basis, or $1.78 (+95%) more than peer average[(1)(2)(3)]

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Assumes AIR's dividend in 2021 was ~67% return of capital and ~33% capital gain. Peers averaged ~62% ordinary income and ~28% capital gain. Analysis assumes similar dividend treatment.
(3) Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

9

The most efficient and most effective way to allocate capital to multi-family real estate 1 Simple, predictable business model… Focus on high-quality, stabilized multi-family properties Eight core, high-quality US markets (1) Organic growth through peer-leading operating efficiency of our AIR Edge Clearly articulated view of cost of capital and required returns for external growth No development Cash flow conversion enhanced by G&A cap at less than 15 bps of GAV Low leverage Target dividend payout ratio at ~75% of FFO 10 (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

② Diversification, and focus on creating stable communities limits operating risk

- **Emphasis on "good neighbor" policies at the core of our offerings, which we enhance with excellent amenities**

- **High-quality residents prefer stable communities, can afford higher rents, and reduce costs through renewing**
  - Drives financial stability and NOI margin performance
  - Positive network effect attracts new demand
- **We ask our residents to grade our every interaction to ensure that we are customer-focused**
  - "World class" customer satisfaction ("CSAT")[1] scores of 4.30 (out of 5) *improved* during and through COVID
  - TTM retention of 61.3% a record high for AIR
- **Among Coastal peers[2], AIR fell less in 2020… recovered more in 2021… and has sustained momentum in 2022**
  - Only REIT among Coastal peers[2] to generate positive Same Store Revenue Growth in 2021

CSAT Scores[1]


AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.06
4.00
4.09
4.12
4.05
2017
2018
2019
2020
2021

*AIR has consistently outperformed the **Kingsley Index**;*
Highly satisfied residents renew at 2x the frequency of less satisfied residents

Year-Over-Year Same Store Revenue Growth (%)[2]


2020
2021
2022 Midpoint Guidance
-2.4%
-3.0%
1.8%
1.7%
-1.8%
4.9%
9.8%
9.2%
10.6%
AIR Communities
Coastal Peers
Sunbelt Peers



Lincoln Place
Venice, CA



Park Towne Place
Philadelphia, PA



Preserve at Marin
Corte Madera, CA



Bay Parc
Miami, FL

(1) AIR CSAT score based on ~45K resident responses in 2021. Kingsley Index is a proprietary index and is the standard for measuring customer satisfaction in the multi-family sector.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

11

The most efficient and most effective way to allocate capital to multi-family real estate 3 The AIR Edge is our ability to provide exceptional service consistently due to our focus on culture, resident satisfaction, innovative technology, and continuous process improvement • The AIR Edge is a durable operating advantage in driving organic growth, and scalable as our portfolio grows Resident Selection Revenue Management Technology Staffing Capital Improvements • Emphasis on attracting “good • Pricing every unit, every day • Artificial Intelligence (“AI”) • Work allocated to where it is • In depth and regular review of neighbors” which creates based on pipeline of informs decision making most efficient and effective physical property conditions stability in our communities prospective residents, and • Service technology platform • Proprietary in-house rapid • Longstanding local market balancing supply and demand • Use of AI to target identified allows for efficient work order response teams support relationships that ensure within markets market segments predisposed completion and supports teammates both onsite and access to contract labor to be stable residents with • Active coordination between integration of robotics offsite • Disciplined offsite underwriting longer than average tenure, offsite expert revenue • Smart home technology • Specialization leads to better to identify capital and in turn income to pay management and local installed in all units – lowers performance, for example in enhancement activity higher rents if earned by CSAT property management teams turn, utility, and insurance offsite collections increasing organic growth costs, while boosting revenue Physical Properties & Upgrades Real Time IT & Technology Analytics & Tools People & Culture Organizational Passion for continuous Design & Staffing improvement 12

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ AIR Edge emphasis on productivity drives NOI margin performance…

Focus creates outperformance in AIR's Same Store portfolio, while making possible acquisitions with attractive returns on a risk-adjusted basis

Same Store COE Growth (%)[1][2]


100.0
100.1
98.3
95.7
95.1
95.7
98.1
99.9
98.6
100.6
100.6
99.5
99.2
Negative 10 bps growth CAGR in Same Store COE measured over more than a decade(1)
Indexed to 2009
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

5-Year COE Growth CAGR (%)


-0.1%
1.6%
2.1%
AIR

1-Year COE Growth CAGR (%)


-0.3%
1.4%
4.0%
AIR

Same Store NOI Margin (%)[2][3]


AIR
(3)
72.8%
68.2%
65.0%
Peer-leading(2) Same Store NOI Margin over 20+ consecutive quarters
2016 2017 2018 2019 2020 2021

AIR Communities | Coastal Peer Avg. | Sunbelt Peer Avg.

(1) Controllable operating expense ("COE") defined as total same-store operating expenses less taxes, insurance, and utilities. Based on reported full year financials for 2009-2021.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) Same Store NOI Margin for Q1 2022 is presented net of $7.1M of utility reimbursements. Historical data is presented net of utility reimbursements as well. AIR views this metric as the best measure of real estate profitability given utility costs are a pass-through to the resident.

13

The most efficient and most effective way to allocate capital to multi-family real estate 3 …with resulting NOI margin advantage compounding over time… Same Store NOI Margin outperformance has resulted in ~550 bps cumulative (1) growth above the peer average since 2016 (1) Compounded Same Store NOI Growth (Indexed to 2016) 132.3 Accelerating NOI growth out of COVID with 2022 NOI guidance at (1) the top end of the peer group 123.0 Peer Avg.: 117.4 110.1 2016 2017 2018 2019 2020 2021 2022 Midpoint Guidance AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. 14 (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ …and driving significant flow-through for the benefit of shareholders

~8% and ~13% higher revenue required by Coastal and Sunbelt peers[1], respectively, to equal AIR's Free Cash Flow conversion margin

Same Store Revenue to Free Cash Flow Conversion (%)[2]

Focus on efficiency results in higher share of AIR's rent growth being available for accretive uses


64.7%
65.3%
60.5%
60.7%
55.9%
57.7%
2021
Q1 2022
2021
Q1 2022
2021
Q1 2022
AIR Communities
Coastal Peer Avg.
Sunbelt Peer Avg.

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects Q1 2022 and 2021 financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. Please see appendix for additional detail.

15

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ We employ a highly disciplined approach to capital allocation

- **Our weighted average cost of capital ("WACC") implicit in our internal GAV expressed as an unlevered IRR is ~6%**
- **A substantial spread to our WACC, generally ~200+ bps of IRR or more, is required for all investment activity**
- **Each transaction is recommended first by our Investment Committee, then decided by our independent directors**
  - Our Investment Committee – chaired by John McGrath – includes AIR's executive leadership team

External Growth

- **Framework for assessing quality of target opportunities:**
  - *Markets:* Expected growth in local economies, submarket supply constraints, and predictable laws and regulations
  - *Portfolio:* Diversification across markets, type, and price point
  - *Rents:* Relative to local market averages
  - *Operations*: Ability to drive higher growth through the AIR Edge, especially when first added to our platform
- **Acquisitions must be accretive to near-term FFO**
  - Underwriting reflects deployment of the AIR Edge to ensure performance levels and returns are achieved
- **We will use leverage only within our targeted range of ~5.0x to ~6.0x**

Capital Enhancements

- **Invest where the expected rent premium (relative to market) drives long-term value**
- **Long-term IRR minimum target of ~10% on average**
  - Equates to low double digit NOI yields

We aim to source capital from the broadest range, and develop a menu of low-cost options for AIR

Debt

- Bank debt: line of credit and term loans
- Corporate debt: private and public
- Secured debt

Equity

- Sale of lower rated properties
- Sale of JV interest(s)
- Issuance of common shares / OP units

16

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ Investment results demonstrates the value of the AIR Edge

- **Acquisitions consistently underwritten to drive significant near-term NOI growth**
  - Class of 2021[1] acquisitions outperforming initial underwriting
- **Execution of business plans driven by the AIR Edge can generate a ~30% uplift in property value[2]**

Acquisition Underwriting: Class of 2021[1][3]


4.2%
5.2%
4.1%
5.6%
Year 1
Year 3
Year 1
Year 3
City Center
DC Portfolio

Acquisition Underwriting: Class of 2022[1][3]


3.8%
5.5%
4.1%
5.5%
Year 1
Year 3
Year 1
Year 3
Coconut Point
Biscayne Bay

	City Center	DC Portfolio	Coconut Point	Biscayne Bay
Year 1 – Year 3 NOI Growth (%)	+22%	+37%	+44%	+34%
Underwritten Unlevered IRR[4]	9%	9%	8%	8%

Key Growth Drivers:

- ***Bringing rents in line with submarket demand***
- ***Implementation of "good neighbor" policies and improved resident selection***
- ***Physical upgrades and introduction of new amenities***
- ***AIR platform onboarding***
  - *Culture*
  - *Staffing model and work flow both onsite and corporate HQ*
  - *Deployment of technology suite*

Q1 2022 blended lease growth of 24.0% for the Class of 2021 acquisitions compares to 14.4% for AIR's Same Store portfolio

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughn Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point and Watermarc at Biscayne Bay.
(2) Property value assumed at Year 1 NOI cap rate based on Year 3 NOI, net of capital.
(3) Reflects underwritten Year 1 and Year 3 normalized NOI yield for each respective acquisition inclusive of incremental capital enhancement spend.
(4) Underwritten IRR assumes a 10-year hold period.

17

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Our Board has depth in expertise, and reflects a best-in-class approach to governance

Governance Highlights

- ✓ **Refreshed Board with five new independent directors in the last two years, with eight (of nine) independent**
  - Diverse and relevant expertise
  - Average independent director tenure of ~4 years, and age of 63
  - Directors elected annually
  - Chairman and CEO separated
- ✓ **Cannot stagger the Board without shareholder approval**
- ✓ **Shareholder proxy access and ability to call special meetings**
- ✓ **Majority vote standard (incl. director resignation in a majority against vote)**
- ✓ **Peer-leading[(1)] "Say on Pay" with highest level of support among multi-family peers over the last five years**
- ✓ **Directors actively making open market purchases of AIR shares**
  - 6.7K+ shares acquired over YTD

Experienced Board of Directors



Terry Considine
- Director since 1994
- CEO, AIR Communities
- Prior experience includes Chairman & CEO of Aimco through the December 2020 Separation
- In 1975, founded and managed predecessor companies that became Aimco at its IPO in 1994
- Member of the Board of Aimco



Margarita Paláu-Hernández
- Director since 2021
- Founder and CEO, Hernández Ventures
- Nominated to serve as Representative of the US to the 73rd Session of the General Assembly of the UN with the personal rank of Ambassador
- Member of the Board of Occidental, Xerox, and Conduent
- Member of the Board of Reagan UCLA Medical Center and Nat'l Museum of the American Latino at the Smithsonian



Thomas Keltner
- Director since 2007
- Prior experience includes EVP and CEO-Americas and Global Brands at Hilton Hotels, various leadership roles (incl. President, Brand Performance & Development) with Promus Hotels, various leadership roles with Holiday Inn Worldwide, President of Saudi Marriott Company, and management consulting with Cresap, McCormick & Paget



John Rayis
- Director since 2020
- Prior experience includes Partner, Tax, Skadden, Arps, Slate, Meagher & Flom LLP
- Currently an Adjunct Professor of Law at Stetson University College of Law
- Member of the Board of The University of Chicago Medical Center



Thomas Bohjalian
- Director since 2021
- Prior experience incudes EVP and Senior Portfolio Manager, as well as Head of US Real Estate and Trading departments at Cohen & Steers where he was consistently ranked in the top decile of all real estate fund managers



Ann Sperling
- Director since 2018
- Prior experience includes Senior Director of Trammell Crow, President, Markets West of JLL, Managing Director of Catellus, and Senior Managing Director & Area Director of Trammell Crow
- Member of the Board of SmartRent, and Advisory Boards of Cadence Capital and the Gates Center for Regenerative Medicine



Kristin Finney-Cooke
- Director since 2021
- Managing Director, JP Morgan Multi Asset Solutions Group
- Prior experience includes Senior Consultant and Co-Chair of Diverse Manager Advisory Committee at NEPC, Principal at Mercer, and Credit Suisse First Boston
- Member of the Boards of Chicago State University Foundation and Ann & Robert Lurie Children's Hospital of Chicago Medical Center



Nina Tran
- IDirector since 2016
- CFO of Pacaso
- Prior experience includes CFO of Veritas Investments, CFO of Starwood Waypoint Residential Trust, various leadership roles focused on the merger integration of AMB and Prologis, and PricewaterhouseCoopers
- Member of the Board of American Assets Trust, and Advisory Board of the Asian Pacific Fund



Devin Murphy
- Director since 2020
- President, Phillips Edison & Company
- Prior experience includes Vice Chairman, Morgan Stanley, Global Head of Real Estate Investment Banking, Deutsche Bank, and various leadership roles at Morgan Stanley including Co-Head of US Real Estate Investment Banking and Head of Real Estate Private Capital Markets
- Member of the Board of CoreCivic

Recognized by Women's Forum of New York for having at least 30% of Board seats held by women

Recipient of 2021 Gender Balanced Board award from Boardbound by Women's Leadership Foundation

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

18

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Exceptional, long-tenured Management team strengthened with new talent

Strong Management Alignment

- ✓ **90% of CEO compensation linked to performance with 100% of LTI based on 3-year forward relative TSR performance**
  - Other AIR executives have 66% of LTI "at risk" based on the same 3-year forward relative TSR
- ✓ **Required stock ownership of >5x base salary for our CEO, President, and CFO, and 4x for other executive officers**
- ✓ **Peer-leading[1] "Say on Pay" with highest level of support among multi-family peers over the last five years**

Historical "Say On Pay" Shareholder Support %[1]


97.8%
98.5%
98.7%
97.9%
97.0%
92.4%
92.0%
93.2%
92.6%
92.6%
2017
2018
2019
2020
2021
AIR
Peer Avg.

Director & Chief Executive Officer



Terry Considine
51+ Years of AIR Experience

President & General Counsel



Lisa Cohn
20+ Years of AIR Experience

President, Property Operations



Keith Kimmel
20+ Years of AIR Experience

Executive Vice President & Chief Financial Officer



Paul Beldin
14+ Years of AIR Experience

Core of executive management has spent the last 14+ years working together

Senior Vice President, Chief Corporate Responsibility Officer



Patti Shwayder
19+ Years AIR Experience

Executive Vice President, Strategy, Capital Allocation, & Co-CIO



John McGrath
6+ Years of AIR Experience

Executive Vice President, Co-CIO



Joshua Minix
Joined Q3 2021

Senior Vice President, Capital Markets



Matthew O'Grady
Joined Q4 2021

Identified gaps created by the Separation and strengthened ourselves with new talent to support transactions and external growth

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

19

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Attractive valuation for AIR on an absolute and relative basis

- **Common equity not currently an attractive source of capital for near-term growth**
  - Property sales and/or joint ventures expected to provide the most attractive WACC
  - We will not pursue investments unless accretive to near-term FFO, and at a substantial IRR spread to our WACC

Premium / (Discount) to[1][2] — **Gross Asset Value** | **Net Asset Value**

Implied Trading Metrics[1][2] — **Implied Cap Rate (%)** | **2022E FFO (x)**



-19.5%
-19.2%
-18.0%
-24.4%
-23.7%
-21.3%
5.0%
4.9%
4.9%
20.1x
21.1x
22.0x
AIR
Coastal Peers
Sunbelt Peers
At $2.19 Pro Forma Run Rate Guidance
AIR Communities
Coastal Peers
Sunbelt Peers

Attractive Dividend[3]

- Target payout ratio at ~75% of FFO
- ~4.1% dividend yield compares to a peer average[2] of ~3.0%
- A $100 investment in AIR by a retail investor today would yield $3.67 on a post-tax basis, or $1.78 (+95%) more than peer average[2][3]

(1) Per GSA and S&P Cap IQ as of 6/3/2022.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) Assumes AIR's dividend in 2021 was ~67% return of capital and ~33% capital gain. Peers averaged ~62% ordinary income and ~28% capital gain. Analysis assumes similar dividend treatment.
(4) Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

20

Parc Mosaic B Committed to Corporate Responsibility Boulder, CO

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Significant progress in building on our longstanding commitment to corporate responsibility

- **Board Nominating and Governance Committee reconstituted as the *Governance and Corporate Responsibility Committee* with responsibility expanded to include ESG strategy and oversight**
- **Patti Shwayder appointed Chief Corporate Responsibility Officer to refine how ESG is embedded and tracked at AIR**
  - 19-year veteran of AIR, and reporting directly to the CEO
- **Corporate Responsibility Goals published in Q1 2022**

AIR ESG Highlights

Environmental

- Benchmarking to GRESB
- Aligned with U.N. Sustainability Goals
- Established targets for energy, water and greenhouse gas reductions by 2025
- Certifying buildings through third parties
- Performing physical and transition risk analysis on the portfolio and new acquisitions
- Smart home technology to conserve energy and water use / monitor for leaks and other issues
- Disaster preparedness and proactive upgrades

Social

- AIR Gives Volunteer program
- Commitment to service
- Good Neighbor policies
- Professional training
- Internal promotion focus
- Healthcare and benefits, including industry leading parental leave
- Flexible work hours
- Benefits for teammates deployed on active duty
- Support for teammates seeking U.S. citizenship
- Scholarships for teammates and students living in affordable housing
- Support for teammates facing unexpected crises

Governance

- Corporate ESG policies
- Strict adherence to Code of Conduct and Ethics
- Transparency to shareholders and the public
- Corporate Responsibility Task Force reporting to CEO
- Vendor and Supplier Code of Conduct to include ESG and adherence to ethics, health and safety measures.
- Board diverse in background and experience
- Board review of political and nonprofit contributions

GRESB SUSTAINALYTICS

- **Participant in Global Real Estate Sustainability Benchmark ("GRESB") in 2020 and 2021**
  - 21% improvement in 2021
  - Perfect score in the 'social' metrics, and a near perfect score in 'governance'
- **"Low Risk" rating by Sustainalytics**
- **Awarded 2021 Gender Balanced Board from Boardbound by the Women's Leadership Foundation**
- **Ongoing dialogue with more than two-thirds of stockholders annually to collect feedback on ESG, among other topics**

"We believe our work is more than a business. It's also a mission to serve others. We are committed to further progress on the achievement, measurement, and reporting of our ESG goals."

-Terry Considine, CEO, AIR Communities

22

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

We invest in our communities to create superior experiences for our residents…

CSAT Scores[1]


AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.06
4.00
4.09
4.12
4.05
2017
2018
2019
2020
2021

- **AIR is home to 55K+ residents across the US**
- **In 2020, AIR created a Resident Healthy Living Guide customized for each property to help support our residents live a healthy, balanced lifestyle**
- **Our CSAT scores increased in 2021 while the Kingsley Index decreased**

and to provide a great workplace for our 750+ teammates

- **Recognition by Energage as a Top Workplace in the US**
  - One of only six companies to be recognized as a Denver Post Top Workplace for nine consecutive years
  - Top Workplace recognition also received in the San Francisco Bay Area and Washington, D.C.
- **AIR Gives provides teammates with 15 paid hours each year to apply to volunteer activities of their choosing, and matches charitable giving up to $15 per hour volunteered**


TOP WORK PLACES 2013
TOP WORK PLACES 2014
TOP WORK PLACES 2015
TOP WORK PLACES 2016
TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021

Highly Engaged Team



Nationwide team engagement score in 2022 was **4.42** (out of 5 stars) with 72% of teammates participating

AIR Gives

$1,305,000	$67,500+	$412,000
AIR Gives scholarship funds to 630 children of teammates since 2006	AIR Gives scholarship funds to 26 students in 2020	Raised in 2021 benefiting veterans and providing scholarships for students in affordable housing

(1) AIR CSAT score based on ~45K resident responses in 2021. The Kingsley Index is a proprietary index representing the industry standard for measuring customer satisfaction in the multi-family sector.

23

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

And we are committed to making our environmental impacts positive

- Smart home technology installed in all properties to manage energy usage, and provide early detection of wasteful use of water leak detection for loss control
- $16.7M invested in energy conservation between 2018-2020 driving an estimated $5.6M of cost savings in 2020

Clean Energy

- 1,100 EV charging stations being installed across the portfolio
- Aggressively pursuing solar electric generation across the portfolio: three projects underway, two more in final review for immediate execution, and six additional projects are under evaluation and preliminary design

Energy Efficiency

- Tracking whole building performance data for ~60% of the portfolio in ENERGY STAR
- High efficiency LED lighting in all AIR communities
- Building automation systems installed at all high- and mid-rise buildings to optimize efficiency and reduce energy consumption

Water Conservation

- Low-flow plumbing fixtures have been the standard for more than a decade
- Water leak sensors included in the smart home technology installed in all apartment homes
- All communities in California and Denver have smart irrigation systems installed
- All cooling towers in high-rise buildings are controlled to minimize evaporation

Climate Risk & Resilience

- Disaster preparedness program that guides all site teams on how to manage their property should a natural disaster occur
- Upgrades during renovations that include protections from storm damage and other impacts of natural disasters
- MSCI analysis of portfolio and acquisitions for physical and transition risks
- Excellent bottom line metric is that casualty claims are rare

6,690,852
Therms of natural gas conserved

235,005,148
kWh of electricity saved through efficient fixtures

923,922,393
Gallons of water saved through efficiency

169,730
Metric tons of GHG emissions avoided

24

Bent Tree C Additional AIR Background Centreville, VA

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Apartment Income REIT Corp. Company Snapshot

77
# of Properties[(1)]

25,384
# of Apartment Homes[(1)]

11.7%
Q1 2022 Same Store NOI Growth

$2,482
Q1 2022 Same Store Average Revenue per Apartment Home

6.2%
Q1 2022 Same Store Average Revenue per Apartment Home Growth

98.1%
Q1 2022 Same Store Average Daily Occupancy

72.8%
Q1 2022 Same Store NOI Margin[(2)]

48% / 52%
Class A / B Properties[(1)(3)]

5.4x
Net Leverage to EBITDA[(4)]

$1.80
2022 Expected Dividend per Share

Bay Parc
Miami, FL

Note: Reflects Q1 2022 portfolio metrics, unless noted.
(1) Reflects AIR's 64 properties in Same Store, nine in Other Real Estate, and four properties leased to Apartment Investment and Management Company ("Aimco" or "AIV") at 100%. Held for Sale properties are expected to be sold in Q2 2022.
(2) Same Store NOI Margin is presented net of $7.1M of utility reimbursements. AIR views this metric as the best measure of real estate profitability given utility costs are a pass-through to the resident.
(3) Metric reflects percentage contribution of Q1 2022 NOI. AIR classifies as "A" quality those communities with rents greater than 125% of local market average, as "B" quality those with rents between 90% and 125% of local market average, and as "C" quality those with rents lower than 90% of local market average. 13% of NOI is classified as "C" quality and is included within "B" for presentation purposes.
(4) 5.4x metric pro forma for (i) $159M of April property sales and (ii) $557.5M from AIV: $534M in payment of the note and $23.5M as a prepayment penalty.

26

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

AIR is a focused REIT with one of the largest, highest quality multi-family portfolios in the US

- **Diversified across eight core markets by type, location, and price point**



Bay Area

# Units @ Share	1,579
% Q1 22 AIR NOI	9.2%
A / B Mix by NOI	34% / 66%

Los Angeles

# Units @ Share	2,966
% Q1 22 AIR NOI	20.0%
A / B Mix by NOI	82% / 18%

San Diego

# Units @ Share	2,388
% Q1 22 AIR NOI	11.4%
A / B Mix by NOI	4% / 96%

Denver

# Units @ Share	1,987
% Q1 22 AIR NOI	7.8%
A / B Mix by NOI	26% / 74%

Boston

# Units @ Share	2,462
% Q1 22 AIR NOI	11.7%
A / B Mix by NOI	33% / 67%

Philadelphia

# Units @ Share	2,669
% Q1 22 AIR NOI	12.4%
A / B Mix by NOI	95% / 5%

Greater D.C.

# Units @ Share	4,223
% Q1 22 AIR NOI	14.0%
A / B Mix by NOI	16% / 84%

South Florida

# Units @ Share	2,425
% Q1 22 AIR NOI	10.0%
A / B Mix by NOI	58% / 42%

Other Markets[3]

# Units @ Share	1,260
% Q1 22 AIR NOI	3.5%
A / B Mix by NOI	54% / 46%

2022 Rental Growth Expectations

Double Digit | High Single Digit | Mid Single Digit

Additional Portfolio Highlights

- AIR NOI (Class A / B)[1] = 48% / 52%
- Q1 2022 Same Store Metrics (Class A / B):
  - Resident Retention: 60.4% / 61.9%
  - Rent-to-Income Ratio: 19.2% / 20.7%

Note: Reflects Q1 2022 total portfolio data, unless noted.

(1) Metric reflects percentage contribution of Q1 2022 NOI. AIR classifies as "A" quality those communities with rents greater than 125% of local market average, as "B" quality those with rents between 90% and 125% of local market average, and as "C" quality those with rents lower than 90% of local market average. 13% of NOI is classified as "C" quality and is included within "B" for presentation purposes.

(2) Other Markets include Atlanta, Minneapolis and New York.

27

The most efficient and most effective way to allocate capital to multi-family real estate Capitalizing on accelerating demand with rents increasing across all markets • Low-teens loss-to-lease provides tailwind for 2022 and 2023 as we work through peak leasing Change In Signed Lease Rates (%) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Apr 2022 May 2022 18.2% 17.6% 17.5% 14.4% 14.4% 14.2% 13.5% 13.3% 11.5% 10.9% 10.7% 10.7% 10.3% 10.1% 9.2% 5.3% 3.8% 2.5% New Leases Renewals Wtd. Avg. 28

The most efficient and most effective way to allocate capital to multi-family real estate (1) Calculation of Same Store Revenue to Free Cash Flow Conversion ($ in 000s, unless noted) AIR ESS UDR AVB EQR CPT MAA Q1 2022 Actuals Same Store Revenue $138,108 $356,273 $321,514 $546,839 $618,357 $277,838 $454,477 Same Store NOI $100,605 $247,761 $223,502 $371,119 $408,366 $181,278 $294,642 Property Management (Net) (5,342) (10,172) (10,491) (28,113) (30,747) (5,939) (16,537) General & Administrative (5,034) (12,242) (14,908) (17,421) (17,238) (14,790) (16,323) Revenue Converted to Free Cash Flow $90,229 $225,347 $198,103 $325,585 $360,381 $160,549 $261,782 Same Store Revenue FCF Conversion % 65% 63% 62% 60% 58% 58% 58% Average 61% 58% Implied Revenue % Increase for Breakeven with AIR 8% 13% 2021 Actuals Same Store Revenue $525,436 $1,288,238 $1,160,938 $2,046,173 $2,342,257 $971,872 $1,702,741 Same Store NOI $379,042 $891,404 $799,079 $1,370,282 $1,538,262 $620,662 $1,064,308 Property Management (Net) (25,241) (27,050) (32,438) (98,665) (98,155) (20,318) (55,732) General & Administrative (14,087) (51,838) (57,541) (69,611) (56,506) (59,368) (52,884) Revenue Converted to Free Cash Flow $339,714 $812,516 $709,100 $1,202,006 $1,383,601 $540,976 $955,692 Same Store Revenue FCF Conversion % 65% 63% 61% 59% 59% 56% 56% Average 60% 56% Implied Revenue % Increase for Breakeven with AIR 7% 16% AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. (1) Reflects Q1 2022 and 2021 financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same 29 Store Revenue.

The most efficient and most effective way to allocate capital to multi-family real estate Financial risk reduced by a flexible, low leverage balance sheet (1) Balance Sheet Highlights • De-leveraging fully achieved at 5.4x Net Leverage to EBITDA BBB/Stable 5.4x $7.9B 19% S&P Global Net Leverage Unencumbered Net Leverage • 3.6% weighted average cost of debt and (1) (2) Ratings to EBITDA Asset Pool to GAV 8.0 year weighted average maturity • $1B+ of available liquidity pro forma – $111M expected cash and restricted cash (1) at share Pro Forma Debt Repricing Profile ($M) – $1B capacity on AIR’s line of credit Only $146M of debt subject to repricing through 2024 • Only 6% of pro forma debt repricing through the end of 2024 – Significant cushion under LoC covenants $286 $268 $267 $238 $228 $227 $210 $100 $99 $46 $- 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032+ (1) 5.4x metric pro forma for (i) $159M of April property sales and (ii) $557.5M from AIV: $534M in payment of the note and $23.5M as a prepayment penalty. All metrics pro forma for announced Q1 2022 balance sheet transaction activity. 30 (2) Reflects AIR total asset value assuming GSA GAV as of 6/3/2022.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR and AIV are independent, and operate as such

- **Given the shared history and relationship as described below, great care is taken that any transactions between the two companies are commercially reasonable, and on market terms**
- **The AIR-AIV Transactions Committee is responsible for reviewing all transactions involving AIV, and is comprised of three independent directors – Thomas Keltner, Nina Tran, and John Rayis**

AIV Note Receivable

- **$534M note receivable from AIV**
  - 5.2% interest rate per annum
  - 1/31/2024 maturity and lock-out date
  - Customary protections for AIR on property sales, debt issuances, casualty loss, etc.
- **Expected to be repaid in Q2 2022 plus a ~$23.5M prepayment penalty**
  - Proceeds will be used to pay down debt

AIR Service Agreements

- **Property Management**
  - Market-based contract for AIR on AIV-owned properties renewable annually
  - Terminable at any time on 60-days' notice without fee or penalty
- **Master Services**
  - Administrative and support services by AIR charged at fully-burdened cost with no additional margin
  - Terminable by AIR after 12/31/2023 on 60-days' notice; terminable by AIV at any time

Master Leasing Agreement

- **Properties leased by AIV: Flamingo North, Prism, The Fremont and 707 Leahy**
  - Lease payments to AIR based on FMV and determined at inception
- **At stabilization after redevelopment by AIV:**
  - AIV has the option to terminate the lease on each property
  - AIR then has the right to acquire the improvements at a 5% discount to FMV; or
  - AIV may (i) acquire the fee or (ii) cause a sale to a third party (AIR would receive consideration based on the FMV of the fee prior to redevelopment at lease inception with the balance to AIV)
- **All four properties approaching stabilization over 2022 and 2023**
  - Expect to repurchase properties prior to lease expiration
- **No obligation to lease additional properties to AIV**
  - Master Leasing Agreement subject to renewal in June 2022
  - AIV is one of several strategic partners – future projects may be considered if value enhancing for AIR shareholders
- **Additional AIR rights to limit conflicts:**
  - Purchase Option at FMV on stabilized properties owned by AIV; and
  - ROFO on stabilized properties where AIV is under contract to purchase (AIV receives a 1% fee on GAV if AIR exercises)

31

The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2022 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2021, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances. 32